Exhibit 99.2

SECURED & COLLATERALIZED PROMISSORY NOTE
$1,400,000 PLUS INTEREST DUE & PAYABLE
DOCUMENT C-12152009a

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION OR SAFE HARBOR PROVISION.

FOR VALUE RECEIVED, on the Effective Date, as defined below, JMJ Financial (the "Borrower," or "Writer"), hereby promises to pay to the Lender ("Lender" or " Holder"), as defined below, the Principal Sum, as defined below, along with the Interest Rate, as defined below, according to the terms herein.

The "Effective Date" shall be:	December 15, 2009
The "Holder" shall be:	MPhase Technologies, Inc.
The "Principal Sum" shall be:	$1,400,000 (one million four hundred thousand US Dollars); Subject to the following: accrued, unpaid interest shall be added to the Principal Sum.
The "Consideration" shall be:	$1,400,000 (one million four hundred thousand US dollars) in the form of this $1,400,000 Secured & Collateralized Promissory Note as memorialized and evidenced by the attached Exhibit A Collateral and Security Agreement.
The "Interest Rate" shall be:	12.86% one-time interest charge on the Principal Sum. No interest or principal payments are required until the Maturity Date, but both principal and interest may be prepaid prior to maturity date.
The "Recourse" terms shall be:	This is a full recourse Note such that, for example, if the Writer defaults on the payment of this Note, forcing the Holder to foreclose on the security/collateral and there is a deficiency between (1) the outstanding principal and interest amount and (2) the foreclosure liquidation amount; then the Holder has the right to pursue additional claims against the Writer for that deficiency.
The "Collateral" or "Security" shall be:	$1,400,000 worth of * Investment fund (or similar equivalent) or $1,400,000 worth of any other assets, as memorialized and evidenced by the attached Exhibit A Collateral and Security Agreement.
The "Maturity Date" is the date upon which the Principal Sum of this Note, as well as any unpaid interest shall be due and payable, and that date shall be:	December 15, 2012
The "Prepayment Terms" shall be:	Prepayment is permitted at any time by payment in the form of any of the following: (1) cash, or (2) other negotiated form of payment mutually agreed to in writing, or (3) by surrender of the Convertible Promissory Note Document B-12152009a, or (4) by surrender of the of the Collateral or Security with which this Promissory Note is secured.

DOCUMENT C-12152009a

* A portion of such document has been omitted pursuant to Rule 24b-2 of the
Securities and Exchange Act of 1934, as amended. Such omitted section has been filed separately with the SEC pursuant to a request for confidential treatment.

2.6. Attorney Fees. In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

2.7. No Public Announcement. Except as required by securities law, no public announcement may be made regarding this Note, payments, or conversions without written permission by both Writer and Holder.

2.8. Transfer, Pledge, Sale, Collateral, Offer. Holder may not transfer, pledge, sell, use as collateral, offer, or hypothecate this Note to any third party without written approval from Writer.

2.9. Effective Date. This Note will become effective only upon occurrence of the three following events: the Effective Date has been reached, execution by both parties, delivery of Document B-12152009a by the Writer.

HOLDER:

Ronald Durando
President & CEO
MPhase Technologies, Inc.

WRITER:

JMJ Financial / Its Principal

Martin Smiley
CFO & General Counsel
MPhase Technologies, Inc.

EFFECTIVE DATE AS EXECUTED BY WRITER: 12/18/09
NOTARY FOR SIGNATURE BY WRITER:

NOTARY PUBLIC-STATE OF FLORIDA
Kelly C. Mason
Commission # DD861449
Expires: FEB. 15, 2013
BONDED THRU ATLANTIC BONDING CO., INC.

12/18/09

DOCUMENT C-12152009a

EXHIBIT A

COLLATERAL & SECURITY AGREEMENT

1. Security Interest. Writer hereby grants to Holder a security interest in the following described property (“Security” or “Collateral” or “Security Interest”):

1,400,000 units of  *  Investment Fund (or similar equivalent), or $1,400,000 (one million seven hundred thousand US Dollars) worth of any other assets

This Collateral and security interest will secure the payment and performance of the Writer’s Secured & Collateralized Promissory Note Document C-12152009a in the amount of $1,400,000 (one million seven hundred thousand).

2. Warranties and Covenants of Writer. Writer makes the following warranties and covenants to Holder:

(A) Writer is the sole owner of the Collateral free from any lien, security interest, or encumbrance, and Writer will defend the Collateral against all claims and demands of all parties at any time claiming interest therein.

(B) This Collateral has not been pledged, assigned, or hypothecated for any other purpose, and no financing statement is on file in any local, state, or federal institution, bureau, government, or public office.

* A portion of such document has been omitted pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. Such omitted section has been filed separately with the SEC pursuant to a request for confidential treatment.

(C) While the principal and interest balance of the Secured & Collateralized Promissory Note Document C-12152009a remains outstanding, Writer will not transfer, sell, offer to sell, assign, pledge, liquidate, spend, or otherwise transfer to any party an amount of the Collateral equal to or greater than the outstanding balance of the Secured & Collateralized Promissory Note Document C-12152009a.

(D) Writer will pay promptly when due all taxes, expenses, and assessments upon the Collateral.

3. Perfection. Holder has the right, upon its election, to perfect the Collateral and security and this Collateral and Security Agreement by filing a financing statement or like instrument with its proper local, state, or federal institution, bureau, government, or public office. Holder is encouraged to perfect this instrument, and Writer will reasonably assist in Holder’s doing so. 4. Remedies Upon Default. In the event of Writer’s default on the Secured & Collateralized Promissory Note Document C-08102009, Holder may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party, including without limitation the right to take immediate and exclusive possession of the Collateral or any part thereof, or to obtain a court order to do so; and the Writer must surrender the security and Collateral to the Holder within 5 (five) business days of receiving written notice that Holder is taking possession of the Collateral as remedy of default.

4. Remedies Upon Default. In the event of Writer’s default on the Secured Collateralized Promissory Note Document C-1215009, Holder may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party, including without limitation the right to take immediate and exclusive possession of the Collateral or any part thereof, or to obtain a court order to do so; and the Writer must surrender the security and Collateral to the Holder within 5 (five) business days of receiving written notice that Holder is taking possession of the Collateral as remedy of default.

5. Normal Course of Business. Provided that no default has occurred on the Secured & Collateralized Promissory Note Document C-08102009, Writer will use and possess the Collateral in the normal course of business. Further, Writer may liquidate, transfer, or exchange the Collateral into another viable investment vehicle with equal or greater value, including but not limited to bonds, money market funds, mutual funds, other stocks, or private placement convertible promissory notes or other investment vehicles. However, any liquidation, transfer, or exchange into another viable investment vehicle will not affect Holder’s security, rights, or claims to the underlying Collateral. At any time upon Holder’s request, Writer will promptly provide update on the investment vehicle placement of this Collateral.

6. Termination of Security. At the time of prepayment or payoff of the Secured & Collateralized Promissory Note Document C-12152009a to Holder by Writer, Holder's security interest in this Collateral shall automatically terminate. In the event that the Collateral and security interest were perfected by Holder as set forth in Section 3, upon termination of security as set forth in this section 6, the Holder will withdraw any and all perfection instruments on the collateral and security within 5 (five) business days.

7. Governing Law. This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

8. No Public Announcement. No public announcement may be made regarding this Collateral & Security Agreement without written permission by both Writer and Holder. **In the event that any securities law requires this document to be filed publicly, all information regarding description of the Collateral that is considered personal financial information shall be struck out with <<<CONFIDENTIAL>>> and listed as follows:**

$1,400,000 worth of <<<CONFIDENTIAL>>> (or similar equivalent), or $1,400,000 worth of any other assets

9. Effective Date. This agreement will become effective as set forth in Section 2.9 of Secured & Collateralized Promissory Note Document C-12152009a.

HOLDER/SECURED PARTY:

Ronald Durando
President & CEO
MPhase Technologies, Inc.

Martin Smiley
CFO & General Counsel
MPhase Technologies, Inc.

WRITER:

JMJ Financial / Its Principal

EFFECTIVE DATE AS EXECUTED BY WRITER: 12/18/09

NOTARY FOR SIGNATURE BY WRITER:

NOTARY PUBLIC-STATE OF FLORIDA
Kelly C. Mason
Commission # DD861448
Expires: FEB. 15, 2013
BONDED THRU ATLANTIC BONDING CO, INC.

12/18/09

DOCUMENT C-12152009a